EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Surinder Rametra, Treasurer of Goldeneye Capital Group, Inc. hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the annual report on Form 10-KSB/A of Goldeneye Capital Group, Inc. for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Goldeneye Capital Group, Inc.


 Dated: August 1, 2005


 /s/ Surinder Rametra
 --------------------
 Surinder Rametra
 Treasurer
 (Principal Financial  Officer and Principal Accounting Officer)